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                                                                   Exhibit 10.80


                                                                  EXECUTION COPY
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                       FIRST AMENDMENT TO LEASE AGREEMENT
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         THIS AGREEMENT entered into effective as of the 20th day of December,
2000 (the "Effective Date"), by and between ASA Company, a New Jersey general partnership ("Landlord"), and Michael Foods, Inc., a corporation organized under the laws of the State of Minnesota ("Tenant").

                              W-I-T-N-E-S-S-E-T-H:
                              --------------------

         WHEREAS, Landlord and Tenant entered into a lease dated as of February 26, 1997 (the "Lease") respecting numerous properties located in Klingerstown, PA and other cities in that state, all as described in Exhibit A of the Lease (the "Premises"); and

         WHEREAS, Landlord and Tenant desire to grant Tenant the option to extend the term of the Lease for an additional period, and to amend the Lease in accordance with the terms of this Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, and other considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. RENEWAL TERMS. Article 35 of the Lease is hereby deleted in its entirety. Tenant hereby extends the original term of the lease on the properties described in Exhibit A for an additional 10 years (years 11-20) (the "Extension Term") and may, subject to the provisions of this Paragraph 1, extend the term of the Lease for two consecutive renewal periods: (i) the first renewal term being for a period of ten (10) years from the date of expiration of the Extension Term (the "First Renewal Term"); and (ii) the second and final renewal term being for a period of five (5) years from the expiration of the First Renewal Term (the "Second Renewal Term"); (for a total maximum Lease Term if all renewal periods are exercised of thirty five
(35) years from the Rent Commencement Date), upon the following terms and conditions:

         (a) This Lease must be in full force and effect and Tenant must not be in default in its performance under any of its obligations under the Lease, as amended.

         (b) If Tenant desires to exercise its right of extension of the Lease Term for a renewal term, then Tenant must give Landlord notice in accordance with Article 28 of the Lease no later than one (1) year prior to the expiration of the then Lease Term; and

         (c) Tenant must occupy and use the Leased Premises during any renewal term on the same terms, covenants and conditions described in the Lease, except as amended herein.

Tenant may exercise the Second Renewal Term only if it exercised the First Renewal Term and is then in compliance with (a) - (c) above.


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At Landlord's request, prior to the commencement of the particular renewal term,
Tenant shall execute, acknowledge and deliver to Landlord an amendment to the Lease evidencing Tenant's extension of the Lease term and setting forth the commencement and expiration date of the renewal term, the term of the Lease and the monthly rent payable upon commencement of the renewal term.

         2. RENT DURING RENEWAL TERMS. Subject to an increase per Paragraph 6 below, rent payable by Tenant pursuant to Article 2 of the Lease during an extension and renewal term shall be as set forth below:

         (a)      YEARS 11-15, INCLUSIVE, OF THE FIRST EXTENSION TERM:

                  One Hundred and Twenty Two and one half percent (122.5%) of the rent being paid by Tenant as of the expiration of the then Lease term (ie. at the end of year 10 from the Rent Commencement Date), plus Thirteen Thousand Seven Hundred Thirty-two Dollars and 50/100 ($13,732.50) per annum for inclusion and use of the Klingerstown, PA non-edible egg dryer facility.

         (b)      YEARS 16-20, INCLUSIVE, OF THE FIRST EXTENSION TERM:

                  One Hundred and Twenty Two and one half percent (122.5%) of the total annual rent being paid by Tenant as of the expiration of the then Lease term (ie. at the end of year 15 from the Rent Commencement Date).

         (c)      THE FIRST RENEWAL TERM:  YEARS 21-30

One Hundred and Twenty Seven and one half percent (127.5%) of the total annual rent being paid by Tenant as of the expiration of the then Lease term (ie. at the end of year 20 from the Rent Commencement Date).

         (d)      THE SECOND RENEWAL TERM:  YEARS 31-35

One Hundred and Twenty Seven and one half percent (127.5%) of the total annual rent being paid by Tenant as of the expiration of the then Lease term (ie. at the end of year 30 from the Rent Commencement Date).

         3. RIGHT OF FIRST OPTION. During the Lease Term, and any renewal period thereof exercised by Tenant, Tenant is hereby granted the one time right of first option to purchase the Leased Premises, or part thereof, upon the following terms and conditions:

         (a) This option right shall arise only in the event Landlord receives a bona fide third party offer to purchase the Leased Premises, or a part thereof, which Landlord desires to accept. In such event Landord shall give written notice to Tenant (the "Sale Notice"), enclosing a copy of the contract to purchase that Landlord desires to accept.



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         (b) Tenant shall have fifteen (15) business days after such notice to advise Landlord in writing (the "Purchase Notice") that it is exercising it's one time right of first option by enclosing a contract executed by Tenant in identical form to that received from Landlord except that Tenant shall be the named purchaser and the purchase price shall be increased to One Hundred and Eight and one half percent (108.5%) of the original contract price. In the event the Landlord lists the property "For Sale", the Tenant will not be subject to the 8.5% purchase price premium.

         (c) In the event that Tenant receives the Sale Notice and does not timely give the Purchase Notice together with delivery of an executed contract as stated above, then this Right of First Option granted Tenant as to the portion of the Leased Premises described in the Sale Notice shall automatically terminate and be of no further force or affect and Tenant shall have no such other or further rights to purchase or acquire said property described in the Sale Notice. This Right of First Option shall continue in effect with respect to any portion of the Leased Premises not described in the Sale Notice.

         (d) Neither party shall record any memorandum or other record of the right granted hereunder to Tenant and the parties agree that a breach of this prohibition against recordation shall cause the option granted hereunder to Tenant to automatically terminate and be of no further force or affect, without any other or further action by either party hereto.

         (e) This Lease must be in full force and effect and Tenant must not be in default in its performance under any of its obligations under the Lease, as amended.

Tenant shall have no right to purchase any of the Leased Premises under this Paragraph 3 upon and after a termination of the Lease Term.

         4. SUBDIVISION OF LEASED PREMISES. Tenant may not subdivide the Leased Premises, or any part thereof, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed, subject to the following terms and conditions:

         (a) Any subdividing of the Leased Premises shall only be requested by Tenant if the same is in conjunction with and related to the financing of a new building to be constructed on the subdivided parcel; and

         (b) All costs and expenses related or pertaining to obtaining all necessary approvals and permits for the subdividing shall be at Tenant's sole cost and expense.

         5. [INTENTIONALLY DELETED]


         6. CONVERSION FROM FARMLAND TO INDUSTRIAL. If Tenant during the term of this Lease shall alter its plant facilities by constructing a new building or other improvements on a part of the Leased Premised which is presently farm ground, then Tenant shall pay as additional


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rent pursuant to Paragraph 2 hereof, an amount of annual rent equal to the number of farm ground acres, or portion thereof, converted to commercial/industrial use due to Tenant's alteration of its plant facilities and improvements multiplied by One Thousand Five Hundred Dollars ($1,500.00) per acre, or fraction thereof, so changed in use.

         7. RATIFICATION. Except as expressly amended by this Agreement, all other terms and conditions of the Lease shall remain in full force and effect and Landlord and Tenant each hereby ratify and confirm the same as of the date hereof.

         8. MISCELLANEOUS. Except as expressly modified hereby, all of the terms and conditions of the Lease shall remain unaltered and in full force and effect, and are hereby ratified and confirmed. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Facsimile signatures shall have the same force and effect as original signatures for purposes of this Amendment. Words and phrases having defined meanings in the Lease shall have the same respective meanings when used herein, unless otherwise expressly defined herein. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

            "Landlord"                                "Tenant"

ASA Company.                               Michael Foods, Inc.


By:     /s/ Arthur Perpetti                By:     /s/ Gregg A. Ostrander
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Title:                                     Title:  C.E.O.
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